UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 21, 2005

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of Principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

Bio-Rad Laboratories, Inc. (the “Company”) entered into an Amended and Restated Credit Agreement, dated as of June 21, 2005, (the “Amended and Restated Credit Agreement”) by and among the Company, the lenders referred to therein, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as administrative agent, (in such capacity the “Administrative Agent”), Wells Fargo Bank, N.A. and Union Bank of California, N.A., as syndication agents and ABN AMRO Bank N.V. and BNP Paribas, as documentation agents, which amends and restates the Credit Agreement dated as of September 9, 2003, as amended on December 8, 2004.  Borrowings under the Amended and Restated Credit Agreement are permitted up to a maximum amount of $150,000,000 on a revolving basis, including up to $15,000,000 of swingline loans and up to $15,000,000 of letters of credit.  Borrowings under the Amended and Restated Credit Agreement may be increased by the Company up to an additional $50,000,000, with the consent of lenders and subject to certain conditions.  Borrowings under the Amended and Restated Credit Agreement will be used to make permitted acquisitions, for working capital and for other general corporate purposes.  The Amended and Restated Credit Agreement matures on June 21, 2010.

The Company’s obligations under the Amended and Restated Credit Agreement are secured by substantially all of the Company’s tangible and intangible assets (other than real property assets), as set forth in the Amended and Restated Security Agreement dated as of June 21, 2005 (the “Amended and Restated Security Agreement”) between the Company and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as administrative agent for its benefit and the benefit of the holders of secured obligations under the Amended and Restated Credit Agreement.  In addition, the Company is required to pledge shares of stock of its active domestic subsidiaries and 65% of the shares of stock of its first-tier active foreign subsidiaries pursuant to the Amended and Restated Pledge Agreement dated as of June 21, 2005 (the “Amended and Restated Pledge Agreement”) by and between the Company and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as administrative agent for its benefit and the benefit of the holders of secured obligations under the Amended and Restated Credit Agreement.  The Amended and Restated Credit Agreement also requires guaranties from the Company’s material domestic subsidiaries.

Copies of the Amended and Restated Credit Agreement, the Amended and Restated Security Agreement and the Amended and Restated Pledge Agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
10.1

Amended and Restated Credit Agreement, dated as of June 21, 2005, by and among Bio-Rad Laboratories, Inc., the lenders referred to therein, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago), as a lender and administrative agent), Wells Fargo Bank, N.A. and Union Bank of California, N.A., as syndication agents and ABN AMRO Bank N.V. and BNP Paribas, as documentation agents.

10.2

Amended and Restated Security Agreement, dated as of June 21, 2005, between Bio-Rad Laboratories, Inc. and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as administrative agent.

10.3

Amended and Restated Pledge Agreement, dated as of June 21, 2005, between Bio-Rad Laboratories, Inc. and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: June 24, 2005	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amended and Restated Credit Agreement, dated as of June 21, 2005, by and among Bio-Rad Laboratories, Inc., the lenders referred to therein, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago), as a lender and administrative agent), Wells Fargo Bank, N.A. and Union Bank of California, N.A., as syndication agents and ABN AMRO Bank N.V. and BNP Paribas, as documentation agents.

10.2

Amended and Restated Security Agreement, dated as of June 21, 2005, between Bio-Rad Laboratories, Inc. and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as administrative agent.

10.3

Amended and Restated Pledge Agreement, dated as of June 21, 2005, between Bio-Rad Laboratories, Inc. and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as administrative agent.